                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR19

                               Marketing Materials

                         $[1,944,000,000] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                          Date Prepared: December 10, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR19 [$1,944,000,000] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=======================================================================================================================
                Principal        WAL (Yrs) To    Pmt Window (Mths)
                 Amount        Auct or Wtd Avg   To Auct or Wtd Avg   Interest                       Expected Ratings
Class (1)    (Approx.) (2)       Roll/Mat(3)         Roll/Mat(3)      Rate Type    Tranche Type     [Moody's/S&P/Fitch]
---------   ----------------   ---------------   ------------------   ---------   ---------------   -------------------
A-1         $    215,000,000        0.50/NA             1-12/NA       Fixed (4)        Senior              Aaa/AAA
A-2         $    355,000,000        1.00/NA             1-20/NA       Fixed (4)        Senior              Aaa/AAA
A-3         $    146,000,000        2.00/NA            20-28/NA       Fixed (4)        Senior              Aaa/AAA
A-4         $    265,000,000        3.00/NA            28-46/NA       Fixed (4)        Senior              Aaa/AAA
A-5         $    114,600,000        4.29/NA            46-58/NA       Fixed (4)        Senior              Aaa/AAA
A-6         $    348,400,000        4.84/NA            58-58/NA       Fixed (4)        Senior              Aaa/AAA
A-7         $    500,000,000       2.60/3.34          1-59/1-360      Fixed (5)        Senior              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------
 R          $            100                                                      Senior/Residual          Aaa/AAA
X-1                 Notional                                                           Senior              Aaa/AAA
X-2                 Notional                                                           Senior              Aaa/AAA
B1          $     21,000,000            Information Not Provided Hereby             Subordinate            Aa2/AA
B2          $     16,000,000                                                        Subordinate             A2/A
B3          $      8,000,000                                                        Subordinate           Baa2/BBB
-----------------------------------------------------------------------------------------------------------------------
B4          $      3,000,000                                                        Subordinate            Ba2/BB
B5          $      3,000,000            Privately Offered Certificates              Subordinate             B2/B
B6          $      4,999,900                                                        Subordinate             NR/NR
=======================================================================================================================
Total:       [$2,000,000,000]

(1) The Class A Certificates (other than the Class A-7 Certificates) are subject to a Mandatory Auction Call (as described herein).

(2) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Class A Certificates (other than the Class A-7 Certificates) are shown to the Auction Distribution Date (as described herein). WAL and Payment Window for the Class A-7 Certificates are shown to the Weighted Average Roll Date (as described herein) and to the Maturity.

(4) For every Distribution Date on or prior to the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the Net WAC of the Mortgage Loans.

(5) For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and
Master Servicer:            Washington Mutual Mortgage Securities Corp.
                            ("WMMSC").

Servicer:                   Washington Mutual Bank, FA ("WMBFA").

Co-Lead Managers:           Greenwich Capital Markets, Inc. (books), Bear
                            Stearns & Co. Inc. and Lehman Brothers.

Dealer:                     WaMu Capital Corp., a Washington Mutual, Inc.
                            Company.

Trustee:                    Deutsche Bank National Trust Company.

Rating Agencies:            [Moody's, S&P and Fitch] will rate the Certificates,
                            except the Class B-6 Certificates. The Class B-6
                            Certificates will not be rated. It is expected that
                            the Certificates will be assigned the credit ratings
                            on page 2 of this Preliminary Term Sheet.

Cut-off Date:               December 1, 2002.

Expected Pricing Date:      On or about December 11, 2002.

Closing Date:               On or about December 23, 2002.

Distribution Date:          The 25th of each month (or if such day is not a
                            business day, the next succeeding business day),
                            commencing in January 2003.

Servicing Fee:              0.375% per annum of the aggregate principal balance
                            of the Mortgage Loans.

Master Servicing Fee:       0.05% per annum of the aggregate principal balance
                            of the Mortgage Loans.

Certificates:               The "Senior Certificates" will consist of the Class
                            A-1, Class A-2, Class A-3, Class A-4, Class A-5,
                            Class A-6 and Class A-7 Certificates (the "Class A
                            Certificates"), Class X-1, Class X-2 Certificates
                            (the "Class X Certificates") and the Class R
                            Certificate. The "Subordinate Certificates" will
                            consist of the Class B-1, Class B-2, Class B-3,
                            Class B-4, Class B-5 and Class B-6 Certificates. The
                            Senior Certificates and the Subordinate Certificates
                            are collectively referred to herein as the
                            "Certificates." The Senior Certificates (the
                            "Offered Certificates") are being offered publicly.

Accrued Interest:           The Class A-3, Class A-4, Class A-5, Class A-6 and
                            Class A-7 Certificates settle with accrued interest.
                            The price to be paid by investors for the Class A-3,
                            Class A-4, Class A-5, Class A-6 and Class A-7
                            Certificates will include accrued interest from the
                            Cut-off Date up to, but not including, the Closing
                            Date (22 days).

                            The Class A-1 and Class A-2 Certificates settle flat.

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:    The interest accrual period with respect to the
                            Class A-3, Class A-4, Class A-5, Class A-6 and Class
                            A-7 Certificates for a given Distribution Date will
                            be the calendar month preceding the month in which
                            such Distribution Date occurs (on a 30/360 basis).

                            The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis).

Registration:               The Offered Certificates will be made available in
                            book-entry form through DTC. It is anticipated that
                            the Offered Certificates will also be made available
                            in book-entry form through Clearstream, Luxembourg
                            and the Euroclear System.

Federal Tax Treatment:      It is anticipated that the Class A Certificates will
                            be treated as REMIC regular interests for federal
                            tax income purposes. The Class R Certificate will be
                            treated as a REMIC residual interest for tax
                            purposes.

ERISA Eligibility:          The Class A Certificates are expected to be ERISA
                            eligible. Prospective investors should review with
                            their legal advisors whether the purchase and
                            holding of the Class A Certificates could give rise
                            to a transaction prohibited or not otherwise
                            permissible under ERISA, the Internal Revenue Code
                            or other similar laws. The Class R Certificate is
                            not expected to be ERISA eligible.

SMMEA Treatment:            The Senior Certificates are expected to constitute
                            "mortgage related securities" for purposes of SMMEA.

Auction Administrator:      Deutsche Bank National Trust Company.

Mandatory Auction:          Five business days prior to the Distribution Date in
                            [October 2007] (the "Auction Distribution Date"),
                            the Auction Administrator will auction each of the
                            Class A-1, Class A-2, Class A-3, Class A-4, Class
                            A-5 and Class A-6 Certificates to third-party
                            investors. The proceeds of the auction and amounts
                            received from the Swap Counterparty, if any, will be
                            paid to the Auction Administrator who will then
                            distribute an amount equal to the Par Price to each
                            of the holders of the Class A-1, Class A-2, Class
                            A-3, Class A-4, Class A-5 and Class A-6 Certificates
                            on the Auction Distribution Date. These holders will
                            be obligated to tender their respective Certificates
                            to the Auction Administrator.

                            The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:          Greenwich Capital Derivatives, Inc. The Royal Bank
                            of Scotland, Plc. ("RBS") will guarantee the
                            obligations of the Swap Counterparty under the swap
                            contract. The long-term debt obligations of RBS are
                            rated "AA-" by S&P, "AA" by Fitch and "Aa1" by
                            Moody's.



                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Auction Price:              The price at which the Auction Administrator sells
                            each of the Class A-1, Class A-2, Class A-3, Class
                            A-4, Class A-5 and Class A-6 Certificates to the
                            third-party investors.

Par Price:                  With respect to each of the Class A-3, Class A-4,
                            Class A-5 and Class A-6 Certificates, the sum of (i)
                            the principal balance of the related Class A-3,
                            Class A-4, Class A-5 and Class A-6 Certificates,
                            after reducing the principal balance of such Class A
                            Certificates by the related principal distributions
                            and losses on the Auction Distribution Date and (ii)
                            accrued interest on such Class A-3, Class A-4, Class
                            A-5 and Class A-6 Certificates from the first day of
                            the month in which the Auction Distribution Date
                            occurs, up to but excluding the Auction Distribution
                            Date.

                            With respect to each of the Class A-1 and Class A-2
                            Certificates, the principal balance of the related
                            Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Offered Certificates which may be exercised
                            once the aggregate principal balance of the Mortgage
                            Loans is equal to or less than [5]% of the aggregate
                            principal balance of the Mortgage Loans as of the
                            Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                  The Distribution Date in [November 2007].

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:             As of the Cut-Off Date, the aggregate principal
                            balance of the Mortgage Loans described herein was
                            approximately $[1,738,825,637] of non-convertible,
                            adjustable rate One Year CMT indexed mortgage loans
                            with initial rate adjustments occurring
                            approximately 60 months after the date of
                            origination of each mortgage loan ("5/1 ARM") (the
                            "Statistical Calculation Mortgage Loans"). Each
                            Statistical Calculation Mortgage Loan has an
                            original term to maturity of 30 years. As of the
                            Cut-off Date, approximately [72.29]% of the Mortgage
                            Loans are scheduled to pay only interest for the
                            first 5 years of its term and, thereafter, will pay
                            scheduled principal, in addition to interest, in an
                            amount sufficient to fully amortize the Mortgage
                            Loan over its remaining 25 year term. The Mortgage
                            Loans are secured by first liens on one- to
                            four-family residential properties. See Statistical
                            Information and attached collateral descriptions for
                            more information. On or prior to the Closing Date,
                            it is expected that certain of the Statistic
                            Calculation Mortgage Loans may be removed from the
                            trust and additional mortgage loans having similar
                            characteristics to the Statistic Calculation
                            Mortgage Loans will be added to the trust (the
                            "Additional Mortgage Loans", and together with the
                            Statistic Calculation Mortgage Loans, the "Mortgage
                            Loans").


                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Statistical Information:    The information set forth herein with respect to the
                            Statistic Calculation Mortgage Loans is expected to
                            be representative of the characteristics of the
                            Mortgage Loans that will be included in the trust on
                            the Closing Date. It is expected that principal
                            payments will reduce the principal balance of the
                            Statistic Calculation Mortgage Loans by the Closing
                            Date, that certain of the Statistic Calculation
                            Mortgage Loans will not be included in the trust on
                            the Closing Date, and that Additional Mortgage Loans
                            will be added to the trust by the Closing Date.
                            Solely for determining the principal balances of the
                            Offered Certificates in order to minimize the
                            variance of the principal balance of the Offered
                            Certificates as of the Closing Date, it is estimated
                            but not guaranteed that the aggregate principal
                            balance of the Mortgage Loans will be approximately
                            $[2,000,000,000] as of the Cut-off Date. It is not
                            expected that the initial principal balance of any
                            class of Offered Certificates (as shown on the
                            second page) will increase or decrease by more than
                            10% by the Closing Date.

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is
                            subject to final rating agency approval.

                            Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class
                            B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                            Certificates, initially [2.80]% total subordination.


                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:          Until the first Distribution Date occurring after
                            December 2009, the Subordinate Certificates will be
                            locked out from receipt of unscheduled principal
                            (unless the Senior Certificates are paid down to
                            zero or the credit enhancement provided by the
                            Subordinate Certificates has doubled prior to such
                            date as described below). After such time and
                            subject to standard collateral performance triggers
                            (as described in the prospectus supplement), the
                            Subordinate Certificates will receive their
                            increasing portions of unscheduled principal.

                            The prepayment percentages on the Subordinate
                            Certificates are as follows:


                            Periods:                       Unscheduled Principal Payments (%)
                            --------                       ----------------------------------
                            January 2003 - December 2009            0% Pro Rata Share
                            January 2010 - December 2010           30% Pro Rata Share
                            January 2011 - December 2011           40% Pro Rata Share
                            January 2012 - December 2012           60% Pro Rata Share
                            January 2013 - December 2013           80% Pro Rata Share
                            January 2014 and after                100% Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates
                            (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2006, the Subordinate Certificates will be entitled to only
                            50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in January 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                            Any principal not allocated to the Subordinate
                            Certificates will be allocated to the Senior
                            Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                            Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:            Any realized losses, other than excess losses, on
                            the Mortgage Loans will be allocated as follows:
                            first, to the Subordinate Certificates in reverse
                            order of their numerical Class designations, in each
                            case until the respective class principal balance
                            has been reduced to zero; second, pro rata to the
                            Senior Certificates (other than the Class X
                            Certificates) until each respective class principal
                            balance has been reduced to zero.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.


                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1)   Senior Certificates, accrued and unpaid
                                 interest, at the related Certificate Interest
                                 Rate;

                            2) Class R Certificate, principal, until its certificate principal balance is reduced to zero;

                            3) To the Class A Certificates, concurrently, paid pro-rata:

                                 (I)  To the Class A Certificates (except the
                                      Class A-7 Certificates), sequentially:

                                      (a)  To the Class A-1 and Class A-2
                                           Certificates, concurrently, 60% and
                                           40%, of principal, respectively,
                                           until the certificate principal
                                           balance of the Class A-1 Certificates
                                           is reduced to zero;

                                      (b)  To the Class A-2, Class A-3, Class
                                           A-4, Class A-5 and Class A-6
                                           Certificates, in sequential order,
                                           principal, until their respective
                                           certificate principal balances are
                                           reduced to zero;

                                 (II) To the Class A-7 Certificates, until its
                                      certificate principal balance is reduced to zero;

                            4)   Class B-1, Class B-2 and Class B-3
                                 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate
                                 Interest Rates and the respective shares of principal allocable to such Classes;

                            5)   Class B-4, Class B-5 and Class B-6
                                 Certificates, in sequential order, accrued and unpaid interest at the related Certificate
                                 Interest Rate and their respective share of principal allocable to such Classes;

                            6)   Class R Certificate, any remaining amount.


                          [RBS Greenwich Capital LOGO]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
  GCM is acting as an underwriter in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            1.878      1.878      1.878      1.878      1.878      1.878
================================================================================
WAL (yr)           1.25       0.84       0.63       0.50       0.41       0.30
MDUR (yr)          1.22       0.82       0.62       0.49       0.41       0.30
First Prin Pay   01/25/03   01/25/03   01/25/03   01/25/03   01/25/03   01/25/03
Last Prin Pay    07/25/05   08/25/04   03/25/04   12/25/03   10/25/03   07/25/03
--------------------------------------------------------------------------------

Class A-2 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            2.495      2.495      2.495      2.495      2.495      2.495
================================================================================
WAL (yr)           2.59       1.72       1.27       1.00       0.82       0.59
MDUR (yr)          2.46       1.65       1.23       0.97       0.80       0.58
First Prin Pay   01/25/03   01/25/03   01/25/03   01/25/03   01/25/03   01/25/03
Last Prin Pay    06/25/07   11/25/05   02/25/05   08/25/04   05/25/04   12/25/03
--------------------------------------------------------------------------------

Class A-3 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            3.408      3.358      3.334      3.309      3.283      3.225
================================================================================
WAL (yr)           4.79       3.46       2.55       2.00       1.62       1.15
MDUR (yr)          4.36       3.22       2.41       1.90       1.56       1.11
First Prin Pay   06/25/07   11/25/05   02/25/05   08/25/04   05/25/04   12/25/03
Last Prin Pay    10/25/07   12/25/06   11/25/05   04/25/05   10/25/04   04/25/04
--------------------------------------------------------------------------------

Class A-4 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            3.847      3.827      3.785      3.765      3.745      3.701
================================================================================
WAL (yr)           4.84       4.68       3.85       3.00       2.43       1.72
MDUR (yr)          4.34       4.21       3.51       2.78       2.28       1.63
First Prin Pay   10/25/07   12/25/06   11/25/05   04/25/05   10/25/04   04/25/04
Last Prin Pay    10/25/07   10/25/07   10/25/07   10/25/06   01/25/06   02/25/05
--------------------------------------------------------------------------------

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
  GCM is acting as an underwriter in connection with the proposed transaction.

                                Yield Tables (%)


Class A-5 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            4.262      4.262      4.262      4.201      4.185      4.150
================================================================================
WAL (yr)           4.84       4.84       4.84       4.29       3.46       2.42
MDUR (yr)          4.29       4.29       4.29       3.85       3.16       2.26
First Prin Pay   10/25/07   10/25/07   10/25/07   10/25/06   01/25/06   02/25/05
Last Prin Pay    10/25/07   10/25/07   10/25/07   10/25/07   10/25/06   08/25/05
--------------------------------------------------------------------------------

Class A-6 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            4.077      4.077      4.077      4.076      4.061      4.033
================================================================================
WAL (yr)           4.84       4.84       4.84       4.84       4.69       3.99
MDUR (yr)          4.32       4.32       4.32       4.32       4.19       3.61
First Prin Pay   10/25/07   10/25/07   10/25/07   10/25/07   10/25/06   08/25/05
Last Prin Pay    10/25/07   10/25/07   10/25/07   10/25/07   10/25/07   10/25/07
--------------------------------------------------------------------------------

Class A-7 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
101-00            4.297      4.247      4.192      4.129      4.059      3.891
================================================================================
WAL (yr)           3.79       3.34       2.95       2.60       2.29       1.78
MDUR (yr)          3.38       2.99       2.66       2.36       2.10       1.65
First Prin Pay   01/25/03   01/25/03   01/25/03   01/25/03   01/25/03   01/25/03
Last Prin Pay    11/25/07   11/25/07   11/25/07   11/25/07   11/25/07   11/25/07
--------------------------------------------------------------------------------

Class A-7 to Maturity
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00            4.101      4.113      4.105      4.078      4.032      3.889
================================================================================
WAL (yr)           7.68       5.52       4.21       3.34       2.72       1.92
MDUR (yr)          5.82       4.43       3.52       2.88       2.40       1.76
First Prin Pay   01/25/03   01/25/03   01/25/03   01/25/03   01/25/03   01/25/03
Last Prin Pay    12/25/32   12/25/32   12/25/32   12/25/32   12/25/32   12/25/32
--------------------------------------------------------------------------------

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR19
          30 Year 5/1 Hybrid ARM Statistical Calculation Mortgage Loans
                       Preliminary Collateral Information
                             As of December 1, 2002

TOTAL CURRENT BALANCE:       $1,738,825,637
NUMBER OF LOANS:                      2,831

                                                          Minimum                Maximum
AVG CURRENT BALANCE:         $   614,208.99           $272,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:        $   614,816.66           $322,905.00          $1,500,000.00

WAVG LOAN RATE:                       5.294 %               4.000 %                8.125 %
WAVG GROSS MARGIN:                    2.749 %               2.000 %                3.250 %
WAVG MAXIMUM LOAN RATE:              10.313 %               9.000 %               13.125 %
WAVG PERIODIC RATE CAP:               2.000 %               2.000 %                2.000 %
WAVG FIRST RATE CAP:                  5.000 %               5.000 %                5.000 %
WAVG ORIGINAL LTV:                    63.66 %                9.62 %                95.00 %

WAVG CREDIT SCORE:                      738                   617                    861

WAVG ORIGINAL TERM:                     360 months            360 months             360 months
WAVG REMAINING TERM:                    359 months            329 months             360 months
WAVG SEASONING:                           1 months              0 months              31 months
WAVG NEXT RATE RESET:                    59 months             29 months              61 months
WAVG RATE ADJ FREQ:                      12 months             12 months              12 months
WAVG FIRST RATE ADJ FREQ:                60 months             60 months              60 months

TOP STATE CONC ($):          54.99 % California, 7.64 % New York, 5.87 % Illinois
MAXIMUM ZIP CODE CONC ($):    1.20 % 94025

FIRST PAY DATE:                                      Jun 01, 2000           Feb 01, 2003
RATE CHANGE DATE:                                    May 01, 2005           Jan 01, 2008
MATURE DATE:                                         May 01, 2030           Jan 01, 2033

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
INDEX:                         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
1 YR CMT                            2,831        1,738,825,637.38         100.00
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PRODUCT:                       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5/1 I/O Hybrid                      1,828        1,257,008,047.76          72.29
5/1 Hybrid                          1,003          481,817,589.62          27.71
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DELINQUENCY:                   Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Current                             2,831        1,738,825,637.38         100.00
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE ($):           Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
  272,000.00 -   300,000.00             1              272,000.00           0.02
  300,000.01 -   400,000.00           698          254,079,333.71          14.61
  400,000.01 -   500,000.00           651          293,809,063.97          16.90
  500,000.01 -   600,000.00           423          233,790,097.70          13.45
  600,000.01 -   700,000.00           286          185,949,519.49          10.69
  700,000.01 -   800,000.00           178          134,563,431.38           7.74
  800,000.01 -   900,000.00           111           95,065,455.12           5.47
  900,000.01 - 1,000,000.00           180          175,388,194.00          10.09
1,000,000.01 - 1,100,000.00           123          128,423,027.00           7.39
1,100,000.01 - 1,200,000.00            40           46,485,899.00           2.67
1,200,000.01 - 1,300,000.00            52           65,601,097.91           3.77
1,300,000.01 - 1,400,000.00            39           53,023,650.00           3.05
1,400,000.01 - 1,500,000.00            49           72,374,868.10           4.16
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
LOAN RATE (%):                 Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
4.000 - 4.000                           1              604,800.00           0.03
4.001 - 4.500                          13            7,109,100.00           0.41
4.501 - 5.000                         336          208,960,019.82          12.02
5.001 - 5.500                       2,177        1,352,561,720.40          77.79
5.501 - 6.000                         286          160,522,753.74           9.23
6.001 - 6.500                          12            5,819,008.22           0.33
6.501 - 7.000                           4            1,951,239.48           0.11
7.001 - 7.500                           1              321,995.72           0.02
8.001 - 8.125                           1              975,000.00           0.06
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
GROSS MARGIN (%):              Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2.000                                   1            1,400,000.00           0.08
2.272                                   1              351,000.00           0.02
2.600                                  11            6,918,430.94           0.40
2.650                                   2            2,150,000.00           0.12
2.750                               2,805        1,721,587,206.44          99.01
2.780                                   1              550,000.00           0.03
2.850                                   4            3,519,000.00           0.20
3.125                                   3            1,282,000.00           0.07
3.250                                   3            1,068,000.00           0.06
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE (%):         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
 9.000 -  9.000                         1              604,800.00           0.03
 9.001 -  9.500                        12            6,675,100.00           0.38
 9.501 - 10.000                       332          206,436,538.70          11.87
10.001 - 10.500                     2,154        1,336,202,373.57          76.85
10.501 - 11.000                       273          151,788,747.05           8.73
11.001 - 11.500                        35           23,147,155.05           1.33
11.501 - 12.000                        21           11,203,927.29           0.64
12.001 - 12.500                         1              321,995.72           0.02
12.501 - 13.000                         1            1,470,000.00           0.08
13.001 - 13.125                         1              975,000.00           0.06
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
FIRST RATE CAP (%):            Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5.000                               2,831        1,738,825,637.38         100.00
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PERIODIC RATE CAP (%):         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2.000                               2,831        1,738,825,637.38         100.00
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
ORIGINAL TERM (Months):        Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
360                                 2,831        1,738,825,637.38         100.00
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
REMAINING TERM (Months):       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
329  - 330                              1              975,000.00           0.06
343  - 348                              6            2,910,143.22           0.17
349  - 354                              8            4,648,598.75           0.27
355  - 360                          2,816        1,730,291,895.41          99.51
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
RATE CHANGE DATE:              Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
05/01/05                                1              975,000.00           0.06
10/01/06                                3            1,421,734.71           0.08
11/01/06                                1              540,000.00           0.03
12/01/06                                2              948,408.51           0.05
01/01/07                                2            1,197,710.08           0.07
02/01/07                                2            1,363,123.75           0.08
05/01/07                                2            1,047,364.92           0.06
06/01/07                                2            1,040,400.00           0.06
07/01/07                                4            2,366,509.03           0.14
08/01/07                               14           10,359,648.40           0.60
09/01/07                               82           49,735,265.14           2.86
10/01/07                              135           75,995,468.24           4.37
11/01/07                              882          526,290,382.98          30.27
12/01/07                            1,630        1,026,393,732.00          59.03
01/01/08                               69           39,150,889.62           2.25
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
ORIGINAL LTV(%):               Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
9.62  - 10.00                           1              500,000.00           0.03
10.01 - 15.00                           2              972,300.00           0.06
15.01 - 20.00                          14            9,286,408.71           0.53
20.01 - 25.00                          38           27,258,460.38           1.57
25.01 - 30.00                          48           32,630,957.48           1.88
30.01 - 35.00                          59           39,476,272.61           2.27
35.01 - 40.00                          76           53,545,419.30           3.08
40.01 - 45.00                         103           71,291,735.08           4.10
45.01 - 50.00                         156          104,154,346.17           5.99
50.01 - 55.00                         160          106,237,530.88           6.11
55.01 - 60.00                         218          145,659,519.78           8.38
60.01 - 65.00                         247          167,639,406.14           9.64
65.01 - 70.00                         414          273,407,955.07          15.72
70.01 - 75.00                         527          299,273,769.02          17.21
75.01 - 80.00                         744          398,054,447.76          22.89
80.01 - 85.00                           2              722,876.32           0.04
85.01 - 90.00                          18            7,027,756.84           0.40
90.01 - 95.00                           4            1,686,475.84           0.10
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
CREDIT SCORE:                  Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   -------------   -----------------   -----------------
617 - 650                              96           47,874,806.26           2.75
651 - 700                             296          158,540,855.76           9.12
701 - 750                           1,281          815,237,870.87          46.88
751 - 800                           1,114          693,379,425.55          39.88
801 - 850                              43           23,392,678.94           1.35
851 - 861                               1              400,000.00           0.02
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
AMORTIZATION:                  Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Interest Only                       1,828        1,257,008,047.76          72.29
Fully Amortizing                    1,003          481,817,589.62          27.71
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:                 Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Reduced Documentation               1,316          902,036,612.17          51.88
Full Documentation                  1,514          836,381,025.21          48.10
Unknown                                 1              408,000.00           0.02
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                     Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Primary                             2,702        1,664,635,412.54          95.73
Second Home                           128           73,850,224.84           4.25
Non-owner                               1              340,000.00           0.02
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PROPERTY TYPE:                 Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Single Family                       2,577        1,601,435,190.24          92.10
Condominium                           241          129,442,521.28           7.44
Cooperative                             9            5,737,675.86           0.33
Duplex                                  4            2,210,250.00           0.13
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PURPOSE:                       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Rate/Term Refinance                 1,499          910,384,603.79          52.36
Cash Out Refinance                    866          555,165,478.62          31.93
Purchase                              466          273,275,554.97          15.72
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
STATES:                        Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Alabama                                 2              725,000.00           0.04
Arizona                                51           27,276,553.97           1.57
Arkansas                                1              405,907.00           0.02
California                          1,477          956,147,059.07          54.99
Colorado                              117           64,330,474.10           3.70
Connecticut                           100           72,762,067.12           4.18
District of Columbia                    9            5,156,150.00           0.30
Florida                                48           25,462,071.00           1.46
Georgia                                29           18,063,849.94           1.04
Idaho                                   3            1,517,600.00           0.09
Illinois                              194          102,120,858.42           5.87
Indiana                                 7            3,574,666.86           0.21
Iowa                                    2              988,619.91           0.06
Kansas                                  6            3,344,000.00           0.19
Kentucky                                5            2,333,760.21           0.13
Maine                                   2              699,200.00           0.04
Maryland                               40           23,380,917.77           1.34
Massachusetts                         165           84,605,388.25           4.87
Michigan                               55           29,182,880.30           1.68
Minnesota                               9            6,278,050.00           0.36
Missouri                               21           11,254,387.66           0.65
Nevada                                 14            6,965,275.00           0.40
New Hampshire                           8            2,864,573.14           0.16
New Jersey                             41           24,025,144.79           1.38
New Mexico                              1              420,000.00           0.02
New York                              185          132,782,443.01           7.64
North Carolina                         18            8,680,308.55           0.50
Ohio                                   14            9,168,319.59           0.53
Oregon                                 16            9,453,850.00           0.54
Pennsylvania                           17           11,519,897.23           0.66
Rhode Island                            4            1,884,644.26           0.11
South Carolina                         14            7,253,117.59           0.42
Tennessee                               3            1,481,250.00           0.09
Texas                                  18            9,633,045.00           0.55
Utah                                   18           11,204,279.70           0.64
Vermont                                 2              896,000.00           0.05
Virginia                               24           11,663,631.45           0.67
Washington                             83           45,806,388.82           2.63
Wisconsin                               7            3,170,007.67           0.18
Wyoming                                 1              344,000.00           0.02
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
NORTH/SOUTH CABREAKOUT:        Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
CA-NORTH                              819          530,868,109.30          30.53
CA-SOUTH                              658          425,278,949.77          24.46
OUTSIDE CA                          1,354          782,678,578.31          45.01
----------------------------        -----        ----------------         ------
Total                               2,831        1,738,825,637.38         100.00
============================        =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA)           Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
94025  Menlo Park, CA                25           20,902,750.00            1.20
90210  Beverly Hills, CA             19           20,445,050.00            1.18
95070  Saratoga, CA                  23           19,658,492.00            1.13
94010  Burlingame, CA                23           19,206,350.00            1.10
94920  Belvedere Tiburon, CA         19           16,804,700.00            0.97
90049  Los Angeles, CA               22           16,652,230.00            0.96
92660  Newport Beach, CA             24           16,228,388.52            0.93
92651  Laguna Beach, CA              21           14,869,868.75            0.86
90402  Santa Monica, CA              14           14,297,910.05            0.82
92657  Newport Coast, CA             17           13,714,480.00            0.79
94506  Danville, CA                  19           12,940,024.37            0.74
94022  Los Altos, CA                 13           12,673,100.00            0.73
95030  Los Gatos, CA                 13           12,348,000.00            0.71
94941  Mill Valley, CA               17           12,290,700.00            0.71
95120  San Jose, CA                  18           12,002,500.00            0.69
92625  Corona del Mar, CA            16           12,000,500.00            0.69
94024  Los Altos, CA                 15           11,775,750.00            0.68
92677  Laguna Niguel, CA             20           11,675,550.00            0.67
94611  Oakland, CA                   18           11,515,150.00            0.66
94062  Redwood City, CA              12           11,029,000.00            0.63
95138  San Jose, CA                  15           10,980,285.26            0.63
90272  Pacific Palisades, CA         11           10,709,950.00            0.62
94301  Palo Alto, CA                 12           10,551,851.00            0.61
94904  Greenbrae, CA                 12           10,161,700.00            0.58
90265  Malibu, CA                    12           10,159,500.00            0.58
94901  San Rafael, CA                17            9,674,000.00            0.56
92024  Encinitas, CA                 15            9,376,070.00            0.54
94539  Fremont, CA                   12            8,939,050.00            0.51
90266  Manhattan Beach, CA           11            8,873,999.99            0.51
92067  Rancho Santa FE, CA            8            8,838,300.00            0.51
94526  Danville, CA                  15            8,561,000.00            0.49
94566  Pleasanton, CA                 9            8,165,450.00            0.47
92037  La Jolla, CA                  10            7,727,000.00            0.44
94563  Orinda, CA                    11            7,289,178.94            0.42

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA) (Cont.)   Mortgage Loans    the Cut-off Date     the Cut-off Date
----------------------------   --------------   -----------------   -----------------
92130 San Diego, CA                  13             7,259,900.00           0.42
91302 Calabasas, CA                   7             6,462,350.00           0.37
91362 Thousand Oaks, CA               7             6,285,588.92           0.36
92009 Carlsbad, CA                   11             6,021,524.93           0.35
94070 San Carlos, CA                 10             5,990,000.00           0.34
90069 West Hollywood, CA              9             5,968,000.00           0.34
94507 Alamo, CA                       8             5,547,000.00           0.32
94957 Ross, CA                        5             5,512,060.00           0.32
94118 San Francisco, CA               7             5,299,850.00           0.30
90024 Los Angeles, CA                 8             5,226,852.04           0.30
94123 San Francisco, CA               7             5,107,850.00           0.29
92648 Huntington Beach, CA            8             4,936,566.00           0.28
95014 Cupertino, CA                   7             4,841,565.60           0.28
93923 Carmel, CA                      6             4,794,000.00           0.28
92663 Newport Beach, CA               8             4,770,200.00           0.27
94303 Palo Alto, CA                   8             4,637,509.03           0.27
----------------------------        ---           --------------          -----
Total                               667           511,698,645.40          29.43
============================        ===           ==============          =====

                          [RBS Greenwich Capital LOGO]